ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued payroll and welfare	$ 142,826	$ 59,897	$ 0
Accounts payable	16,000	0	0
Payables for professional fees	517,934	736,227	778,938
Other tax payable	869	7,697	0
Other		32,731	118,160
Total accrued expenses and other current liabilities	$ 677,629	$ 836,552	$ 897,098